LEGG MASON INVESTMENT TRUST, INC.

Legg Mason Capital Management Opportunity Trust

SUPPLEMENT DATED FEBRUARY 24, 2012

TO THE FUND’S PROSPECTUS, DATED MAY 1, 2011

The following information supplements the fund’s Prospectus:

On February 23, 2012, the Board of Legg Mason Capital Management Opportunity Trust (series of Legg Mason Investment Trust, Inc.) (the “Fund”) approved an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a new series (the “New Fund”) of a new Maryland statutory trust, Legg Mason Investment Trust (the “New Trust”). Currently, the Fund is organized as a series of a Maryland corporation.

The Declaration of Trust (“Declaration”) for the New Trust provides flexibility to the trustees in the conduct of the New Trust’s business and in the governance of the New Trust and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit the New Trust to operate efficiently and in a cost effective manner.

Description of the Reorganization

The reorganization will be a shell reorganization and will therefore not result in the combination of assets of the Fund with any other fund. After the reorganization, shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the reorganization. Immediately after the reorganization, the New Fund will have the same portfolio management team, investment objective, strategies, policies and restrictions, the same class structure and fees, and the same Board members and officers as its predecessor Fund. The New Fund will have management agreements, distribution plans, distribution agreements, other service agreements, and policies and procedures identical to those of the Fund. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganization.

Summary of the Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization contemplates the transfer of all of the assets of the Fund to the New Fund in exchange solely for the New Fund’s assumption of all of the liabilities of the Fund and shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the Fund. Under the Agreement and Plan of Reorganization, the Fund would then distribute those New Fund shares to its shareholders, so that each shareholder’s account in the New Fund has the same value immediately after the reorganization as did that shareholder’s account in the Fund immediately before the reorganization. Shareholders of the Fund would receive the same class of shares of the New Fund as they owned in the Fund.

Tax Information

Legg Mason expects the reorganization to qualify as a “reorganization” as defined in Section 368 of the Internal Revenue Code of 1986, as amended. As a result, it is expected that neither the Fund nor its shareholders would recognize gain or loss as a direct result of the reorganization and that the aggregate tax basis in the New Fund shares received by each Fund shareholder would be the same as the shareholder’s aggregate tax basis in the Fund shares. You should talk to your tax advisor about any state, local and other tax consequences of the Fund’s reorganization.

Timing and Costs

It is anticipated that the reorganization of the Fund will occur on or about April 30, 2012. The costs of the reorganization will be borne by Legg Mason and the Fund.

Differences in Shareholder Rights

The reorganization will result in changes to fund governance both as a result of the change in governing law from the Maryland General Corporate Law (“MGCL”) to the Maryland Statutory Trust Act and as a result of differences between the charter of the Fund and the Declaration of the New Fund. A list of significant changes to fund governance as a result of the reorganization follows:

•        Voting Power.  The Articles of Incorporation of the Fund currently grant each share of stock one vote. The Declaration provides each share of stock with the number of votes equal to the net asset value of the share, expressed in dollars. This could alter the relative voting power for shareholders of different series in fund-wide or Trust-wide votes (such as a vote to elect trustees) as there are differences in the net asset value per share between classes and between funds.

•        Written Consent of Shareholders.  For the Fund to take action by written consent of its shareholders, the MGCL requires unanimous consent of the shareholders (except that in the election of directors, the approval of the votes that would be required in a normal shareholder vote are sufficient). Under the Declaration, action may be taken by written consent for any matter with the approval of the same number of votes that would be required at a shareholder meeting.

•        Charter Amendments.  Under the Fund’s Articles of Incorporation and the MGCL, charter amendments must generally be approved by a majority of shareholders. Amendments to the Declaration require only Board approval. The Fund and the New Fund must nevertheless comply with the 1940 Act, which sets out certain standards of corporate governance, including requirements relating to capital structure, matters on which shareholders have a right to vote, board composition and operating policies. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders.

•        Removal of a Director.  Under the MGCL, shareholders of the Fund may remove a director with a majority vote. Under the Declaration, shareholders can remove a trustee only with approval of 2/3 of the voting power.

•        Redemption of Shares by the Fund.  The Articles of Incorporation of the Fund state that the Fund can redeem all the shares that a shareholder owns if the aggregate net asset value of the shareholder’s shares have fallen below a minimum dollar amount set by the Board. The Declaration would allow the New Fund to redeem some or all of the shares of a shareholder for any reason, including to pay small account fees. The Declaration also provides that the New Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the New Trust with identification or if the New Trust is unable to verify the information received from the shareholder. The trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

•        Derivative Actions.  There are no provisions relating to shareholder derivative actions in the Fund’s Articles of Incorporation. Under Maryland law, the MGCL and applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions. The Declaration provides a detailed process for the bringing of derivative actions in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the New Fund or its shareholders as a result of spurious demands and derivative actions. A plaintiff may be responsible for the New Fund’s costs related to litigation brought in violation of these provisions.

•        Ability to Inspect Books and Records.  Under the MGCL, the Fund is required to permit 5% shareholders to inspect the Fund’s books of account and stock ledger. The Declaration allows shareholders to inspect the records, documents, accounts and books only with the trustees’ approval.

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This supplement should be retained with your Prospectus for future reference.

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